AXONIC ALTERNATIVE INCOME FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS
January 31, 2024 (Unaudited)

Description	Shares	Value
COMMON STOCKS (0.09%)

United States (0.09%)

Financials (0.09%)
Redwood Trust, Inc. REIT	21,780	$146,144
TPG RE Finance Trust, Inc. REIT	1,050	6,394
TOTAL COMMON STOCKS
(Cost $269,625)		152,538

	Rate	Shares	Value
PREFERRED STOCKS (6.53%)

United States (6.53%)

Financials (6.53%)
ACRES Commercial Realty Corp., Series D, (a)	7.88%	80,000	1,759,200
Granite Point Mortgage Trust, Inc., Series A, (a)(b)	1D US SOFR + 5.83%	35,872	636,728
Rithm Capital Corp., (a)(b)	3M US L + 5.80%	43,720	1,039,094
TCG Hunstville JV LLC, (a)	11.80%	7,500,000	7,500,000
TOTAL PREFERRED STOCKS
(Cost $11,190,424)			10,935,022

	Rate	Maturity Date	Principal Amount	Value
ASSET-BACKED SECURITIES (7.31%)
Cayman Islands (0.57%)
Horizon Aircraft Finance II, Ltd., Series 2019-1, Class C(c)	6.90%	07/15/26	$1,039,470	$381,278
Thunderbolt III Aircraft Lease, Ltd., Series 2019-1, Class B(c)	4.75%	11/15/26	939,102	564,306
United States (6.74%)
Castlelake Aircraft Structured Trust, Series 2017-1R, Class C(c)	6.50%	08/15/25	718,164	375,815
Castlelake Aircraft Structured Trust, Series 2021-1A, Class B(c)	6.66%	07/15/27	298,090	277,820
FAT Brands GFG Royalty I LLC, Series 2021-1A, Class A2(c)	7.00%	07/25/51	1,346,420	1,235,475
FAT Brands GFG Royalty I LLC, Series 2022-1A, Class A2(c)	7.00%	07/25/26	825,165	760,720
FAT Brands Twin Peaks I LLC, Series 2021-1A, Class A2(c)	8.00%	01/25/25	3,113,850	3,010,470
Lendingpoint Asset Securitization Trust, Series 2021-B, Class D	6.12%	12/16/24	4,167,877	3,215,628
Sapphire Aviation Finance II, Ltd., Series 2020-1A, Class C(c)	6.78%	03/15/27	2,943,680	1,225,160
Sprite, Ltd., Series 2021-1, Class C(c)	8.84%	09/15/26	1,490,207	1,194,550

TOTAL ASSET-BACKED SECURITIES
(Cost $12,755,952)				12,241,222

COMMERCIAL MORTGAGE-BACKED SECURITIES (83.98%)
United States (83.98%)
4-10 West 108th Owners LLC	8.99%	01/09/26	13,900,000	13,900,000
Credit Suisse Commercial Mortgage Trust 2020-FACT E(b)(c)	10.59%	10/15/37	1,678,000	1,561,211
BBCMS Mortgage Trust, Series 2022-C17, Class E(c)	2.50%	08/15/32	1,764,000	904,579
BX Trust, Series 2019-ATL, Class G(b)(c)	1M US L + 3.49%	10/15/36	1,661,008	1,585,266
Credit Suisse Mortgage Capital Certificates, Series 2021-980M, Class G(b)(c)	3.54%	07/15/26	1,788,997	1,541,221
Freddie Mac Mscr Trust Mn6, Series 2023-MN6, Class B1(b)(c)	30D US SOFR + 9.25%	02/25/33	5,002,000	5,002,000

	Rate	Maturity Date	Principal Amount	Value
Freddie Mac Multifamily Structured Credit Risk, Series 2023-MN7, Class M2(b)(c)	30D US SOFR + 5.70%	04/25/33	$2,300,000	$2,294,250
FREMF Mortgage Trust, Series 2018-KF44, Class C(b)(c)	30D US SOFR + 8.61%	02/25/25	1,707,819	1,714,650
FREMF Mortgage Trust, Series 2022-K748, Class D(c)(d)	0.00%	02/25/29	2,995,082	1,802,440
FREMF Mortgage Trust, Series 2022-K748, Class X2B(c)(e)	0.10%	02/25/29	12,739,389	49,684
FREMF Mortgage Trust, Series 2022-K748, Class X2A(c)(e)	0.10%	01/25/29	47,188,658	188,755
FREMF Mortgage Trust, Series 2022-KF144, Class CS(b)(c)	30D US SOFR + 6.00%	09/25/32	4,911,527	4,924,788
FRESB Mortgage Trust, Series 2017-SB28, Class B(b)(c)	6.25%	01/25/27	1,472,092	1,400,107
FRESB Mortgage Trust, Series 2017-SB32, Class B(b)(c)	4.74%	04/25/27	2,008,782	1,817,144
FRESB Mortgage Trust, Series 2017-SB38, Class B(b)(c)(f)	4.05%	08/25/27	369,962	347,469
FRESB Mortgage Trust, Series 2017-SB42, Class B(b)(c)	5.16%	10/25/27	2,301,498	1,728,885
FRESB Mortgage Trust, Series 2020-SB74, Class B(b)(c)(f)	7.50%	04/25/30	1,259,203	1,199,642
FRESB Mortgage Trust, Series 2020-SB76, Class B(b)(c)	7.50%	05/25/30	436,384	409,240
FRESB Mortgage Trust, Series 2020-SB81, Class B(b)(c)	7.50%	10/25/30	2,489,609	2,314,092
FRESB Mortgage Trust, Series 2021-SB83, Class X1(b)(e)	0.97%	01/25/41	9,343,330	309,592
FRESB Mortgage Trust, Series 2021-SB90, Class B(b)(f)	7.50%	07/25/41	3,122,390	2,847,308
FRESB Mortgage Trust, Series 2021-SB93, Class B(b)	7.50%	10/25/41	4,301,936	3,976,279
FRESB Mortgage Trust, Series 2022-SB100, Class B(b)	7.50%	05/25/42	8,840,408	8,043,003
FRESB Mortgage Trust, Series 2022-SB95, Class B(b)(c)	7.50%	12/25/31	5,281,239	4,820,187
FRESB Mortgage Trust, Series 2022-SB98, Class B(b)(c)	7.50%	04/25/42	6,184,825	5,693,750
FRESB Mortgage Trust, Series 2023-SB106, Class B(b)	7.50%	05/25/33	8,164,453	7,129,200
FRESB Mortgage Trust, Series 2023-SB109, Class B(b)	7.50%	07/25/43	7,364,914	6,398,637
FRESB Multifamily Structured Pass Through Certificates, Series 2021-SB86, Class B(b)(c)	7.50%	03/25/41	2,869,668	2,587,293
GAM RE-REMIC Trust, Series 2022-FRR3, Class EK41(c)(d)	0.00%	10/27/47	2,444,000	2,263,633
Hudsons Bay Simon JV Trust 2015-HBS, Series 2015-HB10, Class A10(c)(f)	4.15%	08/05/25	4,677,207	4,335,303
Hudsons Bay Simon JV Trust 2015-HBS, Series 2015-HB10, Class C10(b)(c)(f)	5.63%	08/05/25	5,152,596	4,401,348
J.P. Morgan Chase Commercial Mortgage Securities Trust, Series 2008-C2, Class AM(b)	7.06%	02/12/51	3,835,368	2,066,496
J.P. Morgan Chase Commercial Mortgage Securities Trust, Series 2022-ACB, Class G(b)(c)	30D US SOFR + 5.50%	03/15/27	2,963,000	2,837,665
J.P. Morgan Chase Commercial Mortgage Securities Trust, Series 2022-NLP, Class G(b)(c)	1M US SOFR + 4.27%	04/15/27	1,386,317	1,189,737
Multifamily Connecticut Avenue Securities Trust, Series 2023-01, Class B1(b)(c)	30D US SOFR + 9.75%	09/25/32	5,000,000	5,048,000
Multifamily Structured Credit Risk, Series 2023-SN1, Class B(b)(c)(f)	30D US SOFR + 7.00%	07/25/42	15,373,881	15,575,279
NCMF Trust, Series 2022-MFP, Class G(b)(c)	1M CME TERM SOFR + 5.13%	03/15/27	2,400,000	2,318,160
SMR 2022-IND Mortgage Trust, Series 22-IND, Class G(b)(c)	1M CME TERM SOFR + 7.50%	02/15/24	4,174,761	3,506,382
THPT Mortgage Trust, Series 2023-THL, Class F(b)(c)	7.43%	12/10/26	7,150,000	6,376,370
Wells Fargo Commercial Mortgage Trust, Series 2020-SDAL, Class C(b)(c)	1M CME TERM SOFR + 1.86%	02/15/25	2,785,000	2,757,429

	Rate	Maturity Date	Principal Amount	Value
Wells Fargo Commercial Mortgage Trust, Series 2020-SDAL, Class E(b)(c)	1M CME TERM SOFR + 2.86%	02/15/25	$1,495,000	$1,481,097

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
(Cost $142,011,131)				140,647,571

CONVERTIBLE CORPORATE BONDS (1.47%)
United States (1.47%)
PennyMac Corp.(f)	5.50%	03/15/26	2,608,000	2,460,126

TOTAL CONVERTIBLE CORPORATE BONDS
(Cost $2,404,701)				2,460,126

CORPORATE BONDS (1.71%)
United States (1.71%)
GKN Subordinated CTL Pass-Through Trust/Auburn MI(b)(c)	0.00%	03/15/30	5,399,179	2,872,363

TOTAL CORPORATE BONDS
(Cost $3,247,783)				2,872,363

RESIDENTIAL MORTGAGE-BACKED SECURITIES (1.25%)
United States (1.25%)
Countrywide Alternative Loan Trust, Series 2006-20CB, Class A6(b)	1M CME TERM SOFR + 0.61%	07/25/36	82,129	27,544
Countrywide Alternative Loan Trust, Series 2006-21CB, Class A7(b)	1M CME TERM SOFR + 0.81%	07/25/36	38	18
Countrywide Home Loans Mortgage Pass-Through Trust, Series 2006-21, Class A6(b)	1M CME TERM SOFR + 0.48%	02/25/37	62,150	21,151
Lehman Mortgage Trust, Series 2007-5, Class 4A2(b)	1M CME TERM SOFR + 0.43%	08/25/36	172,062	106,037
LHOME Mortgage Trust, Series 2022-RTL2, Class M(c)(g)	8.00%	04/25/27	2,042,000	1,924,635
MASTR Asset Securitization Trust, Series 2006-1, Class 2A1(b)	1M CME TERM SOFR + 0.57%	05/25/36	106,601	20,275

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES
(Cost $2,338,528)				2,099,660

SENIOR LOANS (19.48%)(h)
United States (19.48%)
Mortgage Securities (19.48%)
Grand Street Quad	2.46%	12/31/49	52,646,750	16,317,864
Rivertree Landing(i)(j)	9.23%	09/06/26	16,315,000	16,315,000

TOTAL SENIOR LOANS
(Cost $32,632,863)				32,632,864

	7-Day
	Yield	Shares	Value
SHORT TERM INVESTMENTS - COMMON SHARES (14.52%)
First American Government Obligations Fund	5.26%	23,952,963	23,952,963
JPMorgan US Treasury Plus Money Market Fund	5.33%	360,233	360,233
			24,313,196

TOTAL SHORT TERM INVESTMENTS
(Cost $24,313,196)			24,313,196

Value

TOTAL INVESTMENTS (136.34%)
(Cost $231,164,203)	$228,354,562

Liabilities in Excess of Other Assets (-36.34%)	(60,871,410)
NET ASSETS (100.00%)	$167,483,152

(a)	Perpetual maturity.
(b)	Floating or variable rate security. The Reference Rates are described below. Interest rate shown reflects the rate in effect at January 31, 2024. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description above. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.
(c)	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration. The total value of Rule 144A securities amounts to $109,799,647, which represents 65.56% of net assets as of January 31, 2024.
(d)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(e)	Interest only securities.
(f)	On January 31, 2024, securities valued at $31,166,475 were pledged as collateral for reverse repurchase agreements.
(g)	Step bond. Coupon changes periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect at January 31, 2024.
(h)	Senior loans include senior mortgages and similar credit quality loans, including related contiguous subordinate loans and pari passu participations in senior mortgage loans.
(i)	On October 31, 2023, securities valued at $16,315,000 were pledged as collateral for mortgage loan warehouse agreements.
(j)	The Fund’s interest in this loan is held through a wholly-owned LLC of the Fund.

Investment Abbreviations:
LIBOR - London Interbank Offered Rate
REIT - Real Estate Investment Trust
SOFR - Secured Overnight Financing Rate

Reference Rates:
1M US L - 1 Month LIBOR as of January 31, 2024 was 5.44%
3M US L - 3 Month LIBOR as of January 31, 2024 was 5.58%
1D US SOFR - 1 Day US SOFR as of January 31, 2024 was 5.32%
1M US SOFR - 1 Month US SOFR as of January 31, 2024 was 5.33%
30D US SOFR - 30 Day US SOFR as of January 31, 2024 was 5.33%

REVERSE REPURCHASE AGREEMENTS

Counterparty	Interest Rate	Acquisition Date	Maturity Date	Amount

Bank of America Merrill Lynch	7.07%	12/21/2023	03/14/2024	$1,486,000
Bank of America Merrill Lynch	7.07%	12/21/2023	03/14/2024	1,813,000
Bank of America Merrill Lynch	7.17%	12/21/2023	03/14/2024	1,339,000
Bank of America Merrill Lynch	6.93%	01/19/2024	02/20/2024	2,784,000

Barclays Bank PLC	7.32%	11/22/2023	02/06/2024	4,625,000
Barclays Bank PLC	7.20%	01/18/2024	04/18/2024	5,229,000
Barclays Bank PLC	7.20%	01/18/2024	04/18/2024	1,546,000

Royal Bank of Canada	7.68%	11/30/2023	02/29/2024	767,000
Royal Bank of Canada	7.27%	12/21/2023	02/27/2024	3,117,000

REVERSE REPURCHASE AGREEMENTS (continued)
Counterparty	Interest Rate	Acquisition Date	Maturity Date	Amount
Royal Bank of Canada	7.87%	12/21/2023	03/08/2024	$3,578,000
Royal Bank of Canada	7.87%	12/21/2023	03/08/2024	5,660,000
Royal Bank of Canada	7.92%	12/21/2023	02/27/2024	2,476,000
Royal Bank of Canada	7.46%	12/26/2023	03/22/2024	1,846,000
Royal Bank of Canada	7.72%	12/29/2023	03/28/2024	220,000
Royal Bank of Canada	6.27%	02/08/2024	04/19/2024	2,012,000
				$38,498,000

All agreements can be terminated by either party on demand at value plus accrued interest.

MORTGAGE LOAN WAREHOUSE

Counterparty	Interest Rate	Acquisition Date	Maturity Date	Amount

Union Bank of Switzerland	11.58%	08/30/2023	10/01/2025	$12,236,250
Union Bank of Switzerland	7.98%	01/05/2024	12/31/2049	10,842,000
				$23,078,250

Axonic Alternative Income Fund

CONSOLIDATED NOTES TO STATEMENT OF INVESTMENTS (Unaudited)

January 31, 2024

1. ORGANIZATION

Axonic Alternative Income Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as a non-diversified, closed-end management investment company. The Fund was organized as a Delaware statutory trust on September 26, 2018 pursuant to a Declaration of Trust governed by the laws of the State of Delaware. The Fund engages in a continuous offering of shares and operates as an interval fund and makes quarterly offers to repurchase its shares at their net asset value (the “NAV”) in accordance with Rule 23c-3 under the 1940 Act. Axonic Capital LLC (the “Adviser”) acts as the Fund’s investment adviser. The Adviser is a registered investment adviser and is responsible for making the investment decisions for the Fund’s portfolio. The Fund’s investment objective is to seek total return. The Fund’s portfolio will be deemed to be non-diversified under the 1940 Act, meaning it may invest a greater percentage of its assets in a single or limited number of issuers than a diversified fund. Under normal circumstances, the Fund will concentrate its investments (i.e., invest 25% or more of its total assets (measured at the time of purchase)) in mortgage-related assets issued by government agencies or other governmental entities or by private originators or issuers.

The Fund currently offers Class A and Class I shares. Class A shares commenced operations on November 1, 2023 and Class I commenced operations on December 31, 2018. Class A shares are offered subject to a maximum sales charge of 2.5%. Class I shares are offered at NAV per share and are not subject to sales charges, though the Fund may, in the future, impose sales charges. The Fund may offer additional classes of shares in the future. The Fund has received exemptive relief from the Securities and Exchange Commission (“SEC”) that permits the Fund to issue multiple classes of shares.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Fund is considered an investment company for financial reporting purposes under GAAP. The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 “Financial Services – Investment Companies”. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Consolidation of Subsidiary – The consolidated financial statements include the financial position and the results of operations of the Fund and its Subsidiary. As of January 31, 2024, the total value of investments held by the Subsidiary is $32,632,864, or approximately 19.48% of the Fund’s net assets.

All intercompany accounts and transactions have been eliminated in these consolidated financial statements.

Securities Valuation – The Fund values its investments at fair value. The Fund’s Board of Trustees (the “Board”) has approved pricing policies and procedures and fair valuation policies and procedures pursuant to which the Fund will value its investments. The Adviser has appointed an independent Administrator of the Fund, pursuant to the administration agreement, under which the Administrator independently calculates the daily Net Asset Value per share (“NAV”) of the Fund. In doing so, the Administrator, on a daily basis, in compliance with the policies and procedures described above, independently values the investment positions within the Fund’s portfolio. The Administrator, at its discretion, may notify the Fund or the Board of any valuation conflicts and/or non-compliance with the policies and procedures. The Administrator and the Adviser include in quarterly written reports to the Board, confirmation that the policies and procedures provide fair and accurate prices. Securities listed on an exchange, including common stocks, are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined. Investments in shares of funds, including money market funds, that are not traded on an exchange are valued at the end of day NAV of such fund.

Structured credit and other similar debt securities including, but not limited to, asset-backed securities, collateralized debt obligations, collateralized loan obligations, collateralized mortgage obligations, mortgage-backed securities, commercial mortgage-backed security, and other securitized investments backed by certain debt or other receivables (collectively, “Structured Credit Securities”), are valued on the basis of valuations provided by independent pricing services and /or dealers in those instruments recommended by the Adviser and approved by the Board. In determining fair value, pricing services and dealers will generally use information with respect to transactions in the securities being valued, quotations from other dealers, market transactions in comparable securities, analyses and evaluations of various relationships between securities, and yield to maturity information. The Adviser will, based on its reasonable judgment, select the pricing services or dealer quotations that most accurately reflect the fair market value of the Structured Credit Security while taking into account the information utilized by the pricing services or dealers to formulate the quotation in addition to any other relevant factors.

Structured credit and other similar debt securities including, but not limited to, asset-backed securities, collateralized debt obligations, collateralized loan obligations, collateralized mortgage obligations, mortgage-backed securities, commercial mortgage-backed security, and other securitized investments backed by certain debt or other receivables (collectively, “Structured Credit Securities”), are valued on the basis of valuations provided by independent pricing services and /or dealers in those instruments recommended by the Adviser and approved by the Board. In determining fair value, pricing services and dealers will generally use information with respect to transactions in the securities being valued, quotations from other dealers, market transactions in comparable securities, analyses and evaluations of various relationships between securities, and yield to maturity information. The Adviser will, based on its reasonable judgment, select the pricing services or dealer quotations that most accurately reflect the fair market value of the Structured Credit Security while taking into account the information utilized by the pricing services or dealers to formulate the quotation in addition to any other relevant factors.

When price quotations for certain securities are not readily available, or if the available quotations are not believed to be reflective of market value by the Adviser, those securities will be valued at “fair value” as determined in good faith by the Adviser’s Valuation Committee using the fair valuation policies and procedures adopted by, and under the supervision of, the Board. There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s NAV.

The fair valuation policies and procedures may be used to value a substantial portion of the assets of the Fund. The Fund may use the fair value of a security to calculate its NAV when, for example, (1) a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and has not resumed prior to the normal market close, (3) a portfolio security is not traded in significant volume for a substantial period, or (4) the Adviser determines that the quotation or price for a portfolio security provided by an independent pricing service and broker-dealer is inaccurate.

The “fair value” of securities may be difficult to determine and thus judgment plays a greater role in the valuation process. The fair valuation methodology may include or consider the following guidelines, as appropriate: (1) evaluation of all relevant factors, including but not limited to, pricing history, current market level and supply and demand of the respective security; (2) comparison to the values and current pricing of securities that have comparable characteristics; (3) knowledge of historical market information with respect to the security; and (4) other factors relevant to the security which would include, but not be limited to, duration, yield, fundamental analytical data, the Treasury yield curve and credit quality.

Fair Value Measurements – A three-tier hierarchy has been established to classify fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available. In accordance with the authoritative guidance on fair value measurements and disclosure under GAAP, the Fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value.

Various inputs are used in determining the value of the Fund’s investments as of the reporting period end. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability at the measurement date; and

Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

An investment level within the fair value hierarchy is based on the lowest level input, individually or in the aggregate, that is significant to fair value measurement. To the extent practicable, the Adviser generally endeavors to maximize the use of observable inputs and minimize the use of unobservable inputs by requiring that the most observable inputs are to be used when available.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk or liquidity associated with investing in those securities. The following is a summary of the fair values according to the inputs used in valuing the Fund’s investments as of January 31, 2024:

Investments in Securities at Value(a)(b)	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks	$152,538	$–	$–	$152,538
Preferred Stocks	3,435,022	7,500,000	–	10,935,022
Asset-Backed Securities	–	12,241,222	–	12,241,222
Commercial Mortgage-Backed Securities	–	140,647,571	–	140,647,571
Convertible Corporate Bonds	–	2,460,126	–	2,460,126
Corporate Bonds	–	2,872,363	–	2,872,363
Residential Mortgage-Backed Securities	–	2,099,660	–	2,099,660
Senior Loans	–	32,632,864	–	32,632,864
Short Term Investments	24,313,196	–	–	24,313,196
Total	$27,900,756	$200,453,806	$–	$228,354,562

(a)	For detailed descriptions of industries, see the accompanying Consolidated Schedule of Investments.
(b)	For liabilities arising from reverse repurchase agreements, the carrying amount approximates fair value due to the relatively short-term maturity of these financial instruments.

Securities Transactions and Investment Income – Investment security transactions are accounted for on a trade date basis. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Dividend income from REITs is recognized on the ex-dividend date. It is common for distributions from REITs to exceed taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. The calendar year-end amounts of ordinary income, capital gains, and return of capital included in distributions received from the Fund’s investment in REITs are reported to the Fund after the end of the calendar year; accordingly, the Fund estimates these amounts for accounting purposes until the characterization of REIT distributions is reported to the Fund after the end of the calendar year. Estimates are based on the most recent REIT distribution information available.

3. REVERSE REPURCHASE AGREEMENTS

The Fund may engage in reverse repurchase agreements. Reverse repurchase agreements are agreements that involve the sale of securities held by the Fund to financial institutions such as banks and broker-dealers, with an agreement that the Fund will repurchase the securities at an agreed upon price and date. During the reverse repurchase agreement period, the Fund continues to receive interest and principal payments on the securities sold. The Fund may employ reverse repurchase agreements (i) for temporary emergency purposes or to meet repurchase requests so as to avoid liquidating other portfolio securities during unfavorable market conditions; (ii) to cover short-term cash requirements resulting from the timing of trade settlements; or (iii) to take advantage of market situations where the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction.

Reverse repurchase agreements involve the risk that the market value of securities to be purchased by the Fund may decline below the price at which the Fund is obligated to repurchase the securities, or that the other party may default on its obligation, so that the Fund is delayed or prevented from completing the transaction. At the time the Fund enters into a reverse repurchase agreement, it will segregate, and maintain, liquid assets having a dollar value equal to the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligations to repurchase the securities. Reverse repurchase agreements are considered borrowings by the Fund under the 1940 Act.